Virtus Rampart Equity Trend Fund,

a series of Virtus Opportunities Trust

Supplement dated June 18, 2020, to the Summary and Statutory Prospectuses and

Statement of Additional Information (SAI) dated January 28, 2020, each as supplemented

Important Notice to Investors

The Board of Trustees of Virtus Opportunities Trust, on behalf of Virtus Rampart Equity Trend Fund (the “Fund”), has approved the replacement of the Fund’s current subadviser, Rampart Investment Management, LLC, with FORT Investment Management LP (“FORT”), effective on or about September 1, 2020.

In connection with the subadviser change, the Fund’s name will be changed to Virtus FORT Trend Fund and the current portfolio managers of the Fund will be replaced with FORT portfolio managers. Additionally, as of the same date the other changes are effective, the principal investment strategies and certain principal risks set forth in the Fund’s Prospectuses will be revised to reflect the strategies to be employed by FORT in managing the Fund.

Additional information about the subadviser change, as well as the resulting strategy and risk changes, will be distributed in an Information Statement to shareholders of the Fund within 90 days after the effectiveness of the changes. The Fund’s Prospectuses and SAI setting forth the amended disclosure will also be available at virtus.com and on the SEC’s website, www.sec.gov.

Investors should retain this supplement with the Prospectuses and Statement of Additional Information for future reference.

VOT 8020/EquityTrendChanges (06/2020)